                                                                    EXHIBIT 10.8


         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.


                           AER ENERGY RESOURCES, INC.
                           REVOLVING CREDIT LOAN NOTE


$1,000,000.00                                                    August 28, 2001

         FOR VALUE RECEIVED, the undersigned, AER ENERGY RESOURCES, INC., a Georgia corporation (the "Maker"), promises to pay to the order of Elmwood Partners II, an Ohio limited partnership (the "Payee"), at 12651 Elmwood Avenue, Cleveland, Ohio 44111, or at any such other place as the Payee may designate in writing, the principal sum of One Million Dollars ($1,000,000.00) (the "Maximum Amount"), or so much as may be advanced hereunder, on the earlier of December 31, 2001 or the Closing Date (as defined below), and the Maker further promises to pay interest on the unpaid balance of such principal amount at the rate of interest and in the manner described below until full and final payment. Reference is made to that certain Form of Securities Purchase Agreement (the "Purchase Agreement") attached hereto as Exhibit A. As used herein, the "Closing Date" shall have the meaning given such term in the fully-executed Purchase Agreement, if one is executed by the Maker and purchasers of its Series D Convertible Preferred Stock and the Closing Date thereunder occurs on or before December 31, 2001. As used herein, "Sub-Unit" shall mean one share of Series D Convertible Preferred Stock together with a Warrant to purchase Common Stock of the Maker, such Warrant having the same terms as the Warrants delivered under the Purchase Agreement and for the same number of shares of Common Stock of Maker per share of Series D Convertible Preferred Stock as the Warrants delivered under the Purchase Agreement.

         Interest on the unpaid principal balance hereof shall accrue at an annual rate (computed on the basis of actual days elapsed over a 360-day year) equal to the Prime Rate (as defined below), plus one percentage point (1.0%). "Prime Rate" shall mean the rate announced by Bank of America, Atlanta, Georgia, from time to time as being its prime rate. Any change in the interest rate hereunder resulting from a change in the Prime Rate shall be effective at the beginning of the business day on which the Prime Rate changes.

         The Maker shall pay all costs of collection, including fifteen percent (15%) of the principal and interest as attorney's fees, if this Note is collected by legal action or through an attorney at law. In no event shall the Payee be entitled to receive, collect, or apply, as interest hereunder, any amount in excess of the maximum rate of interest permitted to be charged by applicable law.

         Provided that no Event of Default or event that with notice and/or passage of time would constitute an Event of Default shall have occurred, the Maker may borrow, repay principal borrowed, and reborrow principal in multiples of $10,000.00 and in aggregate installments outstanding at any one time up to the Maximum Amount and until the earlier of December 31, 2001 or the Closing Date. The Payee shall advance funds to the Maker pursuant to this Note immediately upon oral or written request therefor from the Maker.

         All unpaid principal, together with all accrued and unpaid interest and all other indebtedness evidenced by this Note, shall be due and payable in full on the earlier of December 31, 2001 or the Closing Date. If the Closing Date occurs on or prior to December 31, 2001, the principal balance of this Note, all accrued but unpaid interest and all other indebtedness evidenced by this Note shall convert into such number (rounded to the nearest whole number) of Sub-Units equal to (i) the aggregate amount due under this Note divided by (ii) the purchase price attributable to a Sub-Unit under the Purchase Agreement.

         The Maker shall have the right at any time to prepay the indebtedness represented by this Note in whole or in part without premium or penalty, but with accrued interest to the date of such prepayment on the principal amount prepaid. Amounts borrowed, reborrowed and repaid shall be noted by the Payee on this Note without the further authorization of the Maker.

         Upon the occurrence of an Event of Default (as defined below):

         (a) any and all debts, liabilities and obligations of the Maker to the Payee hereunder, whether principal, interest or otherwise (the "Obligations") may, at the option of the Payee and without demand or notice of any kind, be declared and immediately become due and payable in full, and the Payee may exercise any rights available to it at law or in equity, or available under any agreement, relating to the Obligations; and

         (b) subject to limitations imposed by applicable law, interest accruing under this Note shall accrue from the date of such occurrence at the higher of (a) the interest rate provided above plus two additional percentage points (2.0%), or (b) twelve percent (12%).

         The occurrence of any one or more of the following events shall constitute a default (an "Event of Default") by the Maker:

         (a) the Maker fails to pay any Obligation when due and payable or declared due and payable and such failure shall continue for five (5) calendar days; or

         (b) the Maker fails or neglects to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Note (other than those referred to in subparagraph (a) of this paragraph) or in any other instrument or document delivered pursuant hereto or in any other instrument, document or agreement with the Payee, and such failure or neglect shall have continued for a period of ten (10) calendar days after receipt of written notice from the Payee of such failure or neglect; or

         (c) the Maker makes or submits any false, untrue, incomplete or misleading representation, warranty, schedule, report or other communication to the Payee in connection with this Note or any transaction relating thereto; or

         (d) the Maker becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature; or

         (e) the Maker makes a general assignment for the benefit of creditors, convenes or causes to be convened a meeting of its creditors or its principal creditors, or takes advantage of the insolvency laws of any State, or a petition in bankruptcy or an arrangement or reorganization under the Federal Bankruptcy Code is filed by or against the Maker; or

         (f) the Maker shall be dissolved, voluntarily or involuntarily, shall merge or consolidate with any other person, or shall sell all or substantially all of its assets to a third party.

         The failure or forbearance of the Payee to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect or release the liability of the Maker, and shall not constitute a waiver of such right unless so stated by the Payee in writing.

         TIME IS OF THE ESSENCE IN THE PAYMENT AND PERFORMANCE OF THIS NOTE. This Note shall be governed by and construed in accordance with the substantive laws of the State of Georgia.

         THE MAKER WAIVES PRESENTMENT, DEMAND FOR PAYMENT, NOTICE OF DISHONOR, NOTICE OF PROTEST, AND PROTEST, AND ALL OTHER NOTICES OR DEMANDS IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE OR DEFAULT OF THIS NOTE.

         This Note is executed by the Maker on the date first above written.

                                     AER ENERGY RESOURCES, INC.


                                     By:  /s/   David W. Dorheim
                                        --------------------------------------
                                         David W. Dorheim
                                         President and Chief Executive Officer

Accepted and agreed to this 28th day of August, 2001.

                                  ELMWOOD PARTNERS II



                                  By:       /s/    Jon A. Lindseth
                                      ---------------------------------------
                                     Jon A. Lindseth, Trustee under Jon A.
                                     Lindseth Trust Agreement dated April 25,
                                     1986, as modified, Managing Partner

                                   Borrowings

       Amount                                           Date


$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

$
 ----------------------                     --------------------------------

                                     FORM OF
                          SECURITIES PURCHASE AGREEMENT


         THIS IS A SECURITIES PURCHASE AGREEMENT (this "Agreement") by and between the undersigned ("Purchasers"), and AER Energy Resources, Inc., a Georgia corporation ("AER"), dated as of [______________ ___,] 2001, and by which Purchasers and AER, in consideration of the agreements set forth below (the mutuality, adequacy and sufficiency of which are hereby acknowledged), hereby agree as follows:

1. Agreement to Purchase and Sell. Upon the terms set forth in this Agreement, each Purchaser hereby agrees to purchase from AER and AER agrees to sell to each Purchaser (i) (A) such number of shares of AER's no par value Series D Convertible Preferred Stock (the "Shares") set forth next to such Purchaser's name on Exhibit A hereto and (ii) a warrant to purchase such number of shares of AER's no par value Common Stock set forth next to such Purchaser's name on Exhibit A hereto (collectively, the "Warrants") in the form attached hereto as Exhibit B. The aggregate purchase price for each Purchaser for its Shares and Warrants shall be the amount set forth next to such Purchaser's name on Exhibit A hereto.

         2. The Closing. The closing shall occur at 10:00 a.m. on [______________ ___,] 2001 (the "Closing") at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia 30309-3996, or as the parties shall otherwise agree. At the Closing, the following shall occur:

            (a) AER shall deliver to each Purchaser (i) a duly completed and executed share certificate in the name of each Purchaser representing its Shares, and (ii) a duly completed and executed Warrant.

            (b) Each Purchaser shall deliver to AER by wire transfer in immediately available federal funds the aggregate purchase price of its Shares and its Warrant.

         3. Representations and Warranties.

            (a) By AER. AER hereby represents and warrants to each Purchaser that:

                (i) AER is a duly incorporated and organized Georgia corporation validly existing and in good standing under Georgia law;

               (ii) AER has the power and authority to issue the Shares and the Warrant to Purchaser pursuant to this Agreement and to execute, deliver and otherwise perform this Agreement, and without limiting the foregoing, the Board of Directors of AER has authorized and approved the execution, delivery and performance of this Agreement;

              (iii) the Shares, the AER Common Stock ("Common Stock") issuable upon exercise of the Warrants (the "Warrant Shares") and the Common Stock issuable upon conversion of the Shares (the "Conversion Shares") when issued will be validly issued, fully paid and non-assessable shares of capital stock of AER free and clear of any liens, encumbrances, adverse rights or claims of any kind whatsoever, and AER will at all times maintain a number of authorized but unissued shares of Common Stock for issuance of the Warrant Shares and the Conversion Shares;

            (iv) this Agreement and the Warrants each has been duly executed and delivered by AER, and constitutes the legal, valid and binding obligation of AER, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies;

            (v) the execution, delivery and performance of this Agreement and the Warrants each is in compliance with, and is not and will not be, after the giving of notice or the passage of time or both, in violation of (A) the articles of incorporation or bylaws of AER as amended or restated, (B) any applicable law, regulation or order to which AER or its assets is subject or bound, or (C) any agreement to which AER or its assets is subject or bound (and without limiting the foregoing, will not result in any preemptive rights or otherwise require the issuance of stock or other securities to satisfy antidilution or other similar requirements);

            (vi) all of the documents (the "SEC Documents") filed by AER within the last thirty-six months prior to the date of this Agreement with the Securities and Exchange Commission (the "Commission") in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (collectively the "Securities Acts"), conformed in all material respects to the requirements of the Securities Acts and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vii) the authorized capital stock of AER consists of 100,000,000 shares of common stock, no par value ("Common Stock") and 10,000,000 shares of preferred stock, no par value. As of [__________ __, 2001], AER had [_____________] shares of Common Stock outstanding, [_____________] shares of preferred stock outstanding and warrants to purchase [_____________] shares of common stock outstanding. Other than warrants previously issued to FW AER II, L.P., Elmwood Partners II (or their affiliates) and Rayovac Corporation, stock options granted to employees, restricted stock issued to directors and AER's outstanding Series A, Series B and Series C Convertible Preferred Stock, all as described in the SEC Documents, AER has no outstanding securities convertible into (or exercisable or exchangeable for) or evidencing the right to purchase or subscribe for, shares of its capital stock or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements or arrangements, obligating it to issue any shares of its capital stock or securities convertible into capital stock;

            (viii) the financial statements (including any related notes) included in the SEC Documents (the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be noted therein) and fairly present, in all material respects, the financial condition, results of operations and cash flows of AER as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from year-end adjustments (none of which were or could be expected to be material in amount or effect)); and

                  (ix) except as set forth in the Financial Statements, since December 31, 2000, AER has conducted its business only in the ordinary course in substantially the same manner as theretofore conducted, and AER has not undergone or suffered any material adverse change in its condition, financial or otherwise, business, operations, affairs, properties, assets or prospects.

         (b) By Purchasers. Each Purchaser hereby represents and warrants to
AER:

                  (i) this Agreement has been duly executed and delivered by Purchaser, and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies;

                  (ii) Purchaser will acquire the Shares, the Conversion Shares, the Warrant and the Warrant Shares (collectively the "Securities") for its own account, to hold for investment, and with no present intention of dividing its participation with others or reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and it will not make any sale, transfer, or other disposition of the Securities in violation of the Securities Act or any applicable state securities laws (the "State Acts"). There will be placed on the Warrant and any certificates for the Shares, the Conversion Shares and the Warrant Shares, a legend stating in substance:

                           THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON ONE OR MORE EXEMPTIONS THEREUNDER AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER. THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A SECURITIES PURCHASE AGREEMENT TO WHICH THE CORPORATION IS A PARTY. ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY IN VIOLATION OF SAID AGREEMENT SHALL BE VOID. THE CORPORATION WILL MAIL TO THE HOLDER OF THESE SECURITIES A COPY OF SUCH RESTRICTIONS WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR ADDRESSED TO THE CORPORATION.

                  (iii) Purchaser, in offering to subscribe for the Securities hereunder, has been given access to all material and relevant information concerning AER, thereby enabling Purchaser to make an informed investment decision concerning the Securities. Purchaser has relied solely upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine data and information relating to AER. In making its investment decision to purchase the Securities, Purchaser is not relying on any oral or written representations or assurances from AER or any other person or any representation of AER or any other person other than as set forth in this Agreement. Without limiting the foregoing, Purchaser has reviewed AER's Annual Report on Form 10-K for the year ended December 31, 2000 and AER's Quarterly Report on Form 10-Q for the quarter ended [_________ __], 2001. Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

                  (iv) Purchaser understands and acknowledges that an investment in the Securities involves a high degree of risk. Purchaser represents that Purchaser is able to bear the economic risk of an investment in the Securities, which Purchaser acknowledges are currently illiquid and may remain illiquid indefinitely, including a possible total loss of its investment. In making this statement Purchaser hereby represents and warrants to AER that Purchaser has adequate means of providing for Purchaser's current needs and contingencies, that Purchaser is able to afford to hold the Securities for an indefinite period and that Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities. Further, Purchaser represents that Purchaser has no present need for liquidity in the Securities and Purchaser is willing to accept such investment risks.

                  (v) Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of AER or the Securities.

                  (vi) This Agreement is made by AER with Purchaser in reliance upon Purchaser's representations and covenants made in this Section 3(b), which reliance by its execution of this Agreement Purchaser hereby confirms.

                  (vii) Purchaser understands that the Securities have not been registered under the Securities Act or any State Acts and are being offered and sold pursuant to exemptions therefrom based in part upon the representations of Purchaser contained herein.

                  (viii) Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

                  (ix) Purchaser has reviewed with its tax advisors the U.S. federal, state, local and foreign tax consequences of an investment in the Securities and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of AER or any of its agents and understands that Purchaser (and not AER) shall be responsible for Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  (x) Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is a part of a plan or scheme to evade the registration provisions of the Securities Act.

         4. Registration of Shares.

           (a) Demand Registration. If at any time prior to eight (8) years from the date of the Closing, AER shall receive a written request from a Purchaser or Purchasers holding Shares, Conversion Shares, Warrants and Warrant Shares representing at least 25% of the Common Stock issuable upon conversion of the Shares and exercise of the Warrants that AER file a registration statement under the Securities Act, covering the registration of at least $2,000,000 of the Warrant Shares, the Conversion Shares, to the extent such shares of Common Stock are not then freely tradable under the Securities Act, AER shall first notify in writing any Purchaser who has not joined in such request of such request. Each such Purchaser shall have ten (10) days in which to notify AER of its intention to join in the request to register its shares. Not later than ninety (90) days after receipt by AER of a written request for a demand registration pursuant to this Section 4(a), AER shall file a registration statement with the Commission relating to the shares as to which such request for a demand registration relates (the "Requested Shares") and AER shall use its best efforts to cause the registration statement (which may cover, without limitation, an offering on a delayed or continuous basis open for up to one hundred eighty (180) days pursuant to Commission Rule 415) for the Requested Shares to become effective under the Securities Act. AER shall be obligated to effect only three (3) registrations pursuant to this Section 4(a) for all Purchasers, and only if the proposed aggregate selling price in any such offering is at least $2,000,000.

           (b) Delay of Registration. Notwithstanding anything to the contrary in Section 4(a), AER shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any registration pursuant to
Section 4(a) or (ii) after effectiveness, to suspend effectiveness of any such registration statement or to require holders to suspend further sales pending amendment (collectively a "Delay"), if, in the good faith judgment of the Board of Directors of AER and upon the advice of counsel to AER, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness or suspension of sales is necessary in light of the existence of material non-public information (financial or otherwise) concerning AER disclosure of which at the time is not, in the opinion of the Board of Directors of AER and upon the advice of counsel, (A) otherwise required and (B) in the best interests of AER; provided, however that AER will not invoke a Delay for more than three
(3) months, unless the reason for the Delay is that AER is then engaged in an acquisition, in which case it will use its best efforts to end the Delay as soon as possible and provided, further that AER will not invoke Delays for more than an aggregate of six (6) months in any calendar year. The one hundred eighty
(180) day period referred to herein during which the registration statement may be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence, and, if and to the extent necessary to effect such extension, the eight (8)-year period referred to above shall also be extended. In addition, the eight (8)-year period will also be extended if any registration has been delayed pursuant to the foregoing and cannot be completed within such period.

         (c) "Piggyback" Registration. If at any time prior to eight (8) years from the date of the Closing, AER shall determine to proceed with the preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its equity securities by it or any of its security holders (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor or similar form), AER will give written notice of its determination to each Purchaser. Upon the written request of a Purchaser given to AER within ten (10) days after Purchaser's receipt of any such notice by AER, AER will cause all the Conversion Shares and Warrant Shares and other shares of Common Stock which Purchasers have requested to have registered (the "Piggyback Shares") to be included in such registration statement; provided, however, that, if the managing underwriter, in the case of an underwritten public offering, determines and advises in writing that the inclusion in the registration statement of all the Piggyback Shares proposed to be included by Purchasers would interfere with the successful marketing of the securities proposed to be registered by AER, then the number of such Piggyback Shares to be included in the registration statement shall be reduced in accordance with the recommendations of the managing underwriter, except that if the managing underwriter determines and advises that the inclusion in such registration statement of any Piggyback Shares would so interfere, then no Piggyback Shares shall be included in such registration statement; provided that any such reduction shall be made pro rata with respect to all Purchasers requesting such registration.

         (d) Expenses. With respect to each inclusion of shares in a registration statement pursuant to Section 4(a) or 4(b), AER shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for AER and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements not expressly included above shall be borne pro rata by the Purchasers whose shares are included in such registration statement.

         (e) Indemnification, Etc. In the event that shares are registered pursuant to Section 4(a) or 4(b), AER, Purchasers shall execute reasonable and customary underwriting, indemnification and lock-up agreements relating to such registration and shall undertake reasonable and customary registration procedures.

         (f) Termination of Rights. Notwithstanding anything to the contrary in this Section 4, all registration rights set forth in this Section 4 shall terminate with respect to each Purchaser at such time as it or he is able to sell all of its or his Common Stock subject to such registration rights pursuant to Rule 144 under the Securities Act within a single three (3)-month period.

         5. Survival; Indemnification. The representations, warranties and agreements made in this Agreement shall survive the Closing. Each party, acknowledging that each of the others is entitled to rely on its representations, warranties and agreements in this Agreement in order to preserve the benefit of the bargain otherwise represented by this Agreement, agrees that neither the survival of such representations, warranties and agreements, nor their enforceability nor any remedies for breaches of them shall be affected by any knowledge of a party regardless of when or how such party acquired such knowledge.

         6. Miscellaneous.

           (a) Good Faith Efforts; Further Assurances; Cooperation. The parties shall in good faith undertake to perform their obligations in this Agreement, to satisfy all conditions and to cause the transactions contemplated in this Agreement to be carried out promptly in accordance with the terms of this Agreement. Upon the execution of this Agreement and thereafter, each party shall do such things as may be reasonably requested by the others in order more effectively to consummate or document the transactions contemplated by this Agreement. The parties shall cooperate with each other and their respective counsel, accountants or representatives in connection with any actions required to be taken as part of their respective rights and obligations under this Agreement.

           (b) Notices. Each notice, communication and delivery under this Agreement (i) shall be made in writing signed by the party making the same, (ii) shall specify the section of this Agreement pursuant to which it is given, (iii) shall be given either in person or by a nationally recognized next business day delivery service or by telecopier, and (iv) if not given in person, shall be given to a party at the address set forth below such party's signature (or at such other address as a party may furnish to the other parties to this Agreement pursuant to this Section 6(b)). If notice is given pursuant to this Section 6(b) of a permitted successor or assign of a party, then notice shall also thereafter be given as set forth above to such successor or assign of such party.

           (c) Assignment. No assignment or transfer by Purchasers of their respective rights and obligations under this Agreement shall be made by merger or other operation of law or otherwise except with the prior written consent of AER. This Agreement is binding upon the parties and their successors and assigns and inures to the benefit of the parties and their permitted successors and assigns and, when appropriate to effect the binding nature of this Agreement for the benefit of the other parties, of any other successor or assign.

           (d) Severability. Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential for accomplishing its purposes shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

           (e) Controlling Law; Integration; Amendment; Waiver. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia (except the laws of that state that would render such choice of laws ineffective). This Agreement supersedes all prior negotiations, agreements and understandings among the parties as to its subject matter, constitutes the entire agreement among the parties as to its subject matter and may not be altered or amended except in writing signed by the parties. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party of any provision or of a breach of any provision of this Agreement, whether by conduct or otherwise, in any one of more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision or of a breach of any other provision of this Agreement.

           (f) Copies. This Agreement may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.

            DULY EXECUTED and delivered by Purchasers and AER, on ___________ __, 2001.


PURCHASERS:
                                       -----------------------------------------
                                           [name of Purchaser - please print]

                             [By:]
                                  ---------------------------------------------
                                  [signature of Purchaser or authorized officer] Name
                                      -----------------------------------------
                                  Title:
                                        ---------------------------------------

                              Address:
                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------


                                       -----------------------------------------
                                          [name of Purchaser - please print]

                             [By:]
                                  ---------------------------------------------
                                  [signature of Purchaser or authorized officer] Name
                                      -----------------------------------------
                                  Title:
                                        ---------------------------------------

                              Address:

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       -----------------------------------------
                                          [name of Purchaser - please print]


                             [By:]
                                  ---------------------------------------------
                                  [signature of Purchaser or authorized officer] Name
                                      -----------------------------------------
                                  Title:
                                        ---------------------------------------

                              Address:

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

AER:                                      AER ENERGY RESOURCES, INC.


                                         By:
                                           -------------------------------------
                                          J.T. Moore
                                          Vice President and Chief
                                          Financial Officer

                                          Address:
                                          4600 Highlands Parkway, Suite G
                                          Smyrna, Georgia  30082
                                          Phone:            (770) 433-2127
                                          Fax Number:       (770) 433-2286


                                    * * * * *

                                    EXHIBIT A


-------------------------------- --------------------------------- -------------------------------- ------------------
           PURCHASER                 NO. OF PREFERRED SHARES        INITIAL NO. OF WARRANT SHARES         PRICE
-------------------------------- --------------------------------- -------------------------------- ------------------

-------------------------------- --------------------------------- -------------------------------- ------------------

-------------------------------- --------------------------------- -------------------------------- ------------------

-------------------------------- --------------------------------- -------------------------------- ------------------

-------------------------------- --------------------------------- -------------------------------- ------------------

-------------------------------- --------------------------------- -------------------------------- ------------------

                                    EXHIBIT B

                                     WARRANT

THIS WARRANT AND THE SECURITIES PURCHASED ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION THEREWITH.


Warrant to Purchase                                        Warrant No. [2001-3]
[NUMBER] Shares

                                     FORM OF
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           AER ENERGY RESOURCES, INC.

         THIS CERTIFIES that [NAME OF WARRANT HOLDER], a [TYPE OF LEGAL ENTITY AND STATE OF RESIDENCE OR ORGANIZATION] ("Holder") or any subsequent holder hereof, has the right to purchase from AER Energy Resources, Inc., a Georgia corporation (the "Company"), up to [NUMBER OF SHARES OF COMMON STOCK] fully paid and nonassessable shares of the Company's Common Stock, no par value ("Common Stock"), at the Exercise Price (as defined herein), subject to adjustment as provided below, at any time on or before 5:00 p.m., Atlanta, Georgia time, on the [FIFTH ANNIVERSARY OF THE CLOSING DATE].

         This Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.       Exercise.

         This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Subscription Form attached hereto duly executed, together with the full Exercise Price in cash, or by certified or official bank check payable in New York Clearing House Funds or wire transfer payable in immediately available federal funds for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, AER Energy Resources, Inc., 4600 Highlands Parkway, Suite G, Smyrna, GA 30082, or at such other office or agency as the Company may designate in writing (such surrender and payment hereinafter called the "Exercise of this Warrant"). The "Date of Exercise" of the Warrant shall be defined as the date that the original Warrant and Subscription Form are received by the Company. This Warrant shall be canceled upon its Exercise, and, as soon as practicable thereafter, the Holder hereof shall be entitled to receive a certificate or certificates for the number of shares of Common Stock purchased upon such Exercise and a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant. Each person in whose name any certificate for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such certificate. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

2.       Payment of Warrant Exercise Price.

         Payment of the Exercise Price may be made by any of the following, or a combination thereof, at the election of Holder:

         (i) cash, certified check or cashier's check or wire transfer payable in immediately available federal funds; or

         (ii) surrender of this Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant, as adjusted pursuant to the provisions of Section 5 of this Warrant).

                  Y = the number of shares of Common Stock for which this Warrant is being exercised.

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2(ii), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Five-Day Average Closing Bid Price"), as reported on the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, the Five-Day Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Five-Day Average Closing Bid Price on such exchange).

                  B = the Exercise Price.

It is intended that the Common stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued, for purposes of Rule 144(d)(3)(ii).

3.       Exercise Price.

         The Exercise Price shall initially be [THE STRIKE PRICE] per share. However, if 120% of the average closing bid price of a share of Common Stock (as reported on any tier of The Nasdaq Stock Market, Inc., including the Over-the-Counter Bulletin Board automated quotation system or on a national securities exchange) for 20 consecutive trading days ending on [THE DATE IMMEDIATELY PRECEDING THE FIRST ANNIVERSARY OF THE CLOSING DATE] (the "20-Day Average Closing Bid Price"), is less than the Exercise Price, then the Exercise Price shall be adjusted to equal the greater of (i) 120% of the 20-Day Average Closing Bid Price or (ii) [75% OF THE BASE PRICE]. Notwithstanding the foregoing, in the event that the Exercise Price is adjusted pursuant to this
Section 3, no such adjustment shall be made to the number of Shares of Common Stock that may be received upon the Exercise of this Warrant.

4.       Transfer and Registration.

         Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, wholly or in part, in person or by attorney, upon surrender of this Warrant properly endorsed, with signature guaranteed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

5.       Anti-Dilution Adjustments.

         (a) If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date.

         (b) If the Company shall at any time effect a recapitalization or reclassification of such character that the shares of Common stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionally increased.

         (c) If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

         (d) If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets or dissolve, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets or dissolution at least thirty (30) days prior to the closing of such merger, consolidation or sale of assets or dissolution, and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets or dissolution.

         (e) As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant until the occurrence of an event stated in Section 5(b) or 5(c) and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said sections. No such adjustment pursuant to Section 5(b) or 5(c) shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

         (f) In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

6.       Fractional Interests.

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issuable upon Exercise of this Warrant, calculated by multiplying the fractional share amount by the market price of the Company's Common Stock on the Date of Exercise as reported on the Nasdaq National Market or such other exchange or system on which the Company's Common Stock is traded.

7.       Reservation of Shares.

         The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights of any shareholders.

8.       Restrictions on Transfer.

         This Warrant and the Common Stock issuable on Exercise hereof have been or will be acquired by the Holder hereof for investment for its own account and not with a view to the distribution thereof, have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws (the "State Acts") and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under the Act and any applicable State Acts and, in the event a Holder believes an exemption from the registration requirements of the Act and any applicable State Acts is available, the Holder must deliver a legal opinion satisfactory in form and substance to the Company and its counsel, stating that such exemption is available. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect. Holder has represented to the Company that it and any transferee of all or any portion of this Warrant is and will remain at all times while this Warrant is outstanding an "accredited investor" as defined in Regulation D promulgated under the Act.

9.       Benefits of this Warrant.

         Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

10.      Applicable Law.

         This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Georgia. Jurisdiction for any dispute regarding this Warrant lies in Georgia.

11.      Loss of Warrant.

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

12.      Purchase Agreement.

         This Warrant is issued and sold pursuant to that certain Securities Purchase Agreement dated as of [DATE THE AGREEMENT IS SIGNED] (the "Purchase Agreement"). The Holder shall be entitled to all of the rights and benefits and subject to all of the obligations of a Purchaser under the Purchase Agreement, including without limitation, rights with respect to registration under the Act. The terms of the Purchase Agreement are hereby incorporated herein for all purposes and shall be considered a part of this Warrant as if they had been fully set forth herein.

13.      Notice to Company and Holder.

                  Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, AER Energy Resources, Inc., 4600 Highlands Parkway, Suite G, Smyrna, GA 30082, Attention: Chief Executive Officer. Notices or demands pursuant to this Warrant to be given or made by the Company to or on the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder as follows: [ADDRESS OF THE HOLDER] with a copy to [RECIPIENT OF COPIES OF NOTICES, IF DESIRED] or another person or address designated in writing by Holder.


                        (signature follows on next page.)

         IN WITNESS WHEREOF, this Warrant is hereby executed effective as of the date set forth below.


Dated as of _______________, __ 2001.


                                     AER ENERGY RESOURCES, INC.


                                     By:
                                        ---------------------------------------
                                        J.T. Moore
                                        Vice President and Chief
                                        Financial Officer

                                SUBSCRIPTION FORM

                         TO: AER ENERGY RESOURCES, INC.


         The undersigned hereby irrevocably exercises the right to purchase _______________ shares of Common Stock of AER Energy Resources, Inc., a Georgia corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         The undersigned represents that it is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended, agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of Section 8 of the Warrant, and consents that the following legend may be affixed to the certificates for the Common Stock hereby subscribed for, if such legend is applicable:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or (ii) the corporation shall have received an opinion of counsel acceptable to the corporation and its counsel that an exemption from registration under the Securities Act or applicable state securities laws is available in connection therewith."

         The undersigned requests that certificates for such shares be issued, and a warrant representing any unexercised portion thereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:

                  The undersigned hereby elects to make payment of the Exercise Price through a cashless exercise pursuant to Section 2(ii) of the Warrant.
(Check Box if
applicable)



Dated:
      ------------------------------

--------------------------------------------------------------------------------
                         Signature of Registered Holder


--------------------------------------------------------------------------------
                        Name of Registered Holder (Print)

--------------------------------------------------------------------------------
                                     Address

The attached Warrant and the securities issuable on exercise thereof have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act or any state securities law.

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                        desiring to transfer the Warrant)


FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase ____________ shares of the Common Stock of AER ENERGY RESOURCES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:
      -------------------------              ----------------------------------
                                                           Signature

Fill in for new Registration of Warrant:             Signature Guarantee:


      -------------------------              ----------------------------------
               Name                                     Name of Guarantor

                                             By:
--------------------------------------          -------------------------------
                                             Name:
--------------------------------------            -----------------------------
             Address                         Title:
                                                   -----------------------------


Please print name and address of assignee
(including zip code)



NOTICE

The signature to the foregoing Subscription Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.